Exhibit 10.5

PARTIAL ASSIGNMENT AGREEMENT

This PARTIAL ASSIGNMENT AGREEMENT (the “Assignment”) is made and entered into as of                     , 2017, by and between Atlas Resources, LLC, a Pennsylvania limited liability company (“Assignor”), on the one hand, and Atlas Energy Tennessee, LLC, a Pennsylvania limited liability company (“Atlas Tennessee”), and Diversified Oil & Gas, LLC, an Alabama limited liability company (“Diversified O&G”, and together with Atlas Tennessee, the “Assignees”), on the other hand.

RECITALS

WHEREAS, Assignor is party to that certain Drilling and Operating Agreement with Atlas Resources Public #18-2009(C) L.P., a Delaware limited partnership (“Atlas LP”), dated September 17, 2009 (the “Operating Agreement”);

WHEREAS, pursuant to such Operating Agreement, Atlas LP acquired certain of Assignor’s rights to develop certain wells in the United States;

WHEREAS, pursuant to that certain Contribution Agreement (the “Contribution Agreement”) by and between Atlas LP and DGOC Series 18(C), L.P., a Delaware limited partnership (“DGOC LP”), dated                     , 2017, Atlas LP contributed the Set I Wells (as defined in the Contribution Agreement) subject to the Operating Agreement to DGOC LP, while retaining those other wells subject to the Operating Agreement;

WHEREAS, pursuant to that certain Partial Assignment Agreement by and between Atlas LP and DGOC LP dated                     , 2017, Atlas LP assigned all its rights, title and interest in and to the Operating Agreement only as it pertains to the Set I Wells to DGOC LP;

WHEREAS, Assignor desires to transfer and assign all of Assignor’s rights, title and interest in and to the Operating Agreement only as it pertains to the Set I Wells (i) located in the State of Tennessee to Atlas Tennessee and (ii) located in the State of Pennsylvania to Diversified O&G, and Atlas Tennessee and Diversified O&G each desire to accept such assignment.

AGREEMENT

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Assignor hereby transfers and assigns to Atlas Tennessee, and Atlas Tennessee hereby acquires from Assignor all of Assignor’s rights, title, and interest in and to the Operating Agreement attached hereto as Exhibit A, but only as it pertains to the Set I Wells located in the State of Tennessee, and Atlas Tennessee hereby assumes and agrees to perform all of the obligations of the Assignor under the Operating Agreement as it pertains to the Set I Wells located in the State of Tennessee, of whatever kind or nature, from and after the date of this Assignment.

2. Assignor hereby transfers and assigns to Diversified O&G, and Diversified O&G hereby acquires from Assignor all of Assignor’s rights, title, and interest in and to the Operating Agreement attached hereto as Exhibit A, but only as it pertains to the Set I Wells located in the

State of Pennsylvania, and Diversified O&G hereby assumes and agrees to perform all of the obligations of the Assignor under the Operating Agreement as it pertains to the Set I Wells located in the State of Pennsylvania, of whatever kind or nature, from and after the date of this Assignment.

3. The parties shall each take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

4. The effective date of this Assignment shall be                     , 2017.

5. All of the provisions hereof will inure to the benefit of, and be binding upon the respective successors and assigns of Assignor and Assignees. All references herein to either Assignor or Assignees will include their respective successors and assigns.

6. This Assignment may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment on the date first written above.

ASSIGNOR:

ATLAS RESOURCES, LLC

By:
Name:
Title:

ASSIGNEE:

ATLAS ENERGY TENNESSEE, LLC

By:
Name:
Title:

DIVERSIFIED OIL & GAS, LLC

By:
Name:
Title:

The following parties join this document solely for the purpose of consenting to this partial assignment of the Operating Agreement:

ATLAS RESOURCES PUBLIC #18-2009(C) L.P.

By:	Atlas Resources, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

DGOC SERIES 18(C), L.P.

By:	DGOC Partnership Holdings II, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A

See the Drilling and Operating Agreement for Atlas Resources Public #18-2009 (C) L.P. (incorporated by reference to Exhibit (II) to the Form S-1/A Registration Statement of Atlas Resources Public #18-2009 (C) L.P. dated October 15, 2008, as amended).